UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34551	20-4477465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Farm Credit Drive Suite 2300 McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 738-2840
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On October 7, 2010, Global Defense Technology & Systems, Inc. (“GTEC” or the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of Zytel Corporation (“Zytel”). The Company is filing this Amended Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The unaudited financial statements of Zytel as of and for the six month period ended June 30, 2010 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of Zytel as of and for the fiscal years ended December 31, 2008 and 2009, and the related report of Stegman & Company are filed with this Form 8-K/A as Exhibit 99.3.
(b) Pro Forma Financial Information
The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Zytel. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2010 and the twelve months ended December 31, 2009 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 gives effect to the acquisition of Zytel as if it had occurred as of June 30, 2010. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2010 and the twelve months ended December 31, 2009 give effect to the acquisition of Zytel as if it had occurred as of January 1, 2009. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Zytel or the Company.
(d) Exhibits

2.1
Stock Purchase Agreement, dated September 13, 2010, by and among Global Defense Technology & Systems, Inc., Zytel Corporation and Peter K. Krusell (incorporated by reference to the Company’s Current Report on Form 8-K as filed on October 7, 2010)

23.1	*	Consent of Stegman & Company

99.1
Global Defense Technology & Systems, Inc. Press Release, dated October 4, 2010, announcing the completion of the acquisition of Zytel Corporation (incorporated by reference to the Company’s Current Report on Form 8-K as filed on October 7, 2010)

99.2	*	Unaudited financial statements of Zytel Corporation as of and for the six months ended June 30, 2010

99.3	*	Audited financial statements of Zytel Corporation as of and for the years ended December 31, 2008 and 2009, and related report of Stegman & Company, independent auditors

99.4	*	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010; Statements of Income for the six months ended June 30, 2010 and the twelve months ended December 31, 2009

*	filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
By:	/s/ John Hillen
	Name:	John Hillen
	Title:	President and Chief Executive Officer
Dated: December 14, 2010